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                                                                   Exhibit 23.1

                   Consent of Independent Public Accountants

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-11747, File No. 333-36117, File No. 333-43139, File No. 333-63047, File No. 333-75919, and File No. 333-
86939).

                                          ARTHUR ANDERSEN LLP

San Jose, California
March 29, 2000